SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         July 7, 2004
                                                  ------------------------------





                        SCHNITZER STEEL INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)





           Oregon                    0-22496                    93-0341923
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)



           3200 N.W. Yeon Ave.
             P.O. Box 10047
            Portland, Oregon                                     97296-0047
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(Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including area code:     (503) 224-9900
                                                    ----------------------------




                                    NO CHANGE
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         (Former name or former address, if changed since last report.)



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

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

          On July 7, 2004, Schnitzer Steel Industries, Inc. held a conference call regarding financial results for the quarter and nine months ended May 31, 2004. A transcript of this conference call is being furnished as Exhibit 99.1 to this report on Form 8-K.










                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCHNITZER STEEL INDUSTRIES, INC.



Date: July 13, 2004                     By: /s/ Barry A. Rosen
                                            ----------------------------
                                            Barry A. Rosen
                                            Vice President, Finance and
                                            Chief Financial Officer


















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